Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Significant Accounting Policies
Significant Accounting Policies

Description of business - CVS Health Corporation and its subsidiaries (the “Company”) is the largest integrated pharmacy health care provider in the United States based upon revenues and prescriptions filled. The Company currently has three reportable business segments, Pharmacy Services, Retail/LTC and Corporate, which are described below.

Changes in Segment Definition - As a result of the acquisition of Omnicare, Inc. (“Omnicare”) on August 18, 2015, the Company's segments have been expanded. The Company’s Pharmacy Services Segment now also includes the specialty pharmacy operations of Omnicare. The Company’s former Retail Pharmacy Segment now also includes the long-term care (“LTC”) operations, as well as the commercialization services of Omnicare, and has been renamed the “Retail/LTC Segment.” The LTC operations include the distribution of pharmaceuticals, related pharmacy consulting and other ancillary services to chronic care facilities and other care settings. The Company’s Corporate Segment now also includes certain aspects of Omnicare's corporate expenses.

On December 16, 2015, the Company completed its acquisition of the pharmacy and clinic businesses of Target Corporation (“Target”). See Note 3, "Acquisitions." The results of the Target pharmacies and clinics are included in the Retail/LTC Segment.

Pharmacy Services Segment (the “PSS”) - The PSS provides a full range of pharmacy benefit management services including mail order pharmacy services, specialty pharmacy and infusion services, plan design and administration, formulary management and claims processing. The Company’s clients are primarily employers, insurance companies, unions, government employee groups, health plans, Managed Medicaid plans and other sponsors of health benefit plans and individuals throughout the United States.

As a pharmacy benefits manager, the PSS manages the dispensing of pharmaceuticals through the Company’s mail order pharmacies and national network of more than 68,000 retail pharmacies, consisting of approximately 41,000 chain pharmacies and 27,000 independent pharmacies, to eligible members in the benefits plans maintained by the Company’s clients and utilizes its information systems to perform, among other things, safety checks, drug interaction screenings and brand to generic substitutions.

The PSS’ specialty pharmacies support individuals that require complex and expensive drug therapies. The specialty pharmacy business includes mail order and retail specialty pharmacies that operate under the CVS Caremark®, CarePlus CVS PharmacyTM, Navarro® Health Services and Advanced Care Scripts names. In January 2014, the Company enhanced its offerings of specialty infusion services and began offering enteral nutrition services through Coram LLC and its subsidiaries. In August 2015, the Company further expanded its specialty offerings with the acquisition of Advanced Care Scripts which was part of the Omnicare acquisition. See Note 3, “Acquisitions”.

The PSS also provides health management programs, which include integrated disease management for 17 conditions, through the Company’s Accordant® rare disease management offering.

In addition, through the Company’s SilverScript Insurance Company (“SilverScript”) subsidiary, the PSS is a national provider of drug benefits to eligible beneficiaries under the federal government’s Medicare Part D program.

The PSS generates net revenues primarily by contracting with clients to provide prescription drugs to plan members. Prescription drugs are dispensed by the mail order pharmacies, specialty pharmacies and national network of retail pharmacies. Net revenues are also generated by providing additional services to clients, including administrative services such as claims processing and formulary management, as well as health care related services such as disease management.

The pharmacy services business operates under the CVS Caremark® Pharmacy Services, Caremark®, CVS CaremarkTM, CarePlus CVS PharmacyTM, Accordant®, SilverScript®, Coram®, CVS SpecialtyTM, NovoLogix®, Navarro® Health Services and Advanced Care Scripts names. As of December 31, 2015, the PSS operated 24 retail specialty pharmacy stores, 11 specialty mail order pharmacies and five mail order dispensing pharmacies, and 83 branches for infusion and enteral services, including 73 ambulatory infusion suites and six centers of excellence, located in 40 states, Puerto Rico and the District of Columbia.

Retail/LTC Segment (the “RLS”) - The RLS sells prescription drugs and a wide assortment of general merchandise, including over-the-counter drugs, beauty products and cosmetics, photo finishing, seasonal merchandise, greeting cards and convenience foods, through the Company’s CVS Pharmacy®, CVS®, Longs Drugs®, Navarro Discount Pharmacy® and Drogaria OnofreTM retail stores and online through CVS.com®, Navarro.comTM and Onofre.com.brTM.

The RLS also provides health care services through its MinuteClinic® health care clinics. MinuteClinics are staffed by nurse practitioners and physician assistants who utilize nationally recognized protocols to diagnose and treat minor health conditions, perform health screenings, monitor chronic conditions and deliver vaccinations.

With the acquisition of Omnicare, the RLS now includes LTC operations, which is comprised of providing the distribution of pharmaceuticals, related pharmacy consulting and other ancillary services to chronic care facilities and other care settings, as well as commercialization services which are provided under the name RxCrossroads®. With the acquisition of the pharmacies and clinics of Target, the Company added 1,672 pharmacies and approximately 79 clinics.

As of December 31, 2015, the retail pharmacy business included 9,655 retail stores (of which 7,897 were our stores that operated a pharmacy and 1,672 were our pharmacies located within a Target store) located in 49 states, the District of Columbia, Puerto Rico and Brazil operating primarily under the CVS Pharmacy, CVS, Longs Drugs, Navarro Discount Pharmacy and Drogaria Onofre names, the online retail websites, CVS.com, Navarro.com and Onofre.com.br, and 1,135 retail health care clinics operating under the MinuteClinic name (of which 1,049 were located in CVS Pharmacy stores). LTC operations is comprised of 143 spoke pharmacies that primarily handle new prescription orders and 32 hub pharmacies that use proprietary automation to support spoke pharmacies with refill prescriptions. LTC operates primarily under the Omnicare® and NeighborCare® names.

Corporate Segment - The Corporate Segment provides management and administrative services to support the Company. The Corporate Segment consists of certain aspects of the Company’s executive management, corporate relations, legal, compliance, human resources, corporate information technology and finance departments.

Principles of consolidation - The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. All intercompany balances and transactions have been eliminated.

The Company continually evaluates its investments to determine if they represent variable interests in a VIE. If the Company determines that it has a variable interest in a VIE, the Company then evaluates if it is the primary beneficiary of the VIE. The evaluation is a qualitative assessment as to whether the Company has the ability to direct the activities of a VIE that most significantly impact the entity’s economic performance. The Company consolidates a VIE if it is considered to be the primary beneficiary.

Assets and liabilities of VIEs for which the Company is the primary beneficiary were not significant to the Company’s consolidated financial statements. VIE creditors do not have recourse against the general credit of the Company.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Fair value hierarchy - The Company utilizes the three-level valuation hierarchy for the recognition and disclosure of fair value measurements. The categorization of assets and liabilities within this hierarchy is based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy consist of the following:

•	Level 1 - Inputs to the valuation methodology are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•
Level 2 - Inputs to the valuation methodology are quoted prices for similar assets and liabilities in active markets, quoted prices in markets that are not active or inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the instrument.

•
Level 3 - Inputs to the valuation methodology are unobservable inputs based upon management’s best estimate of inputs market participants could use in pricing the asset or liability at the measurement date, including assumptions about risk.

Cash and cash equivalents - Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased. The Company invests in short-term money market funds, commercial paper and time deposits, as well as other debt securities that are classified as cash equivalents within the accompanying consolidated balance sheets, as these funds are highly liquid and readily convertible to known amounts of cash. These investments are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices.

Short-term investments - The Company’s short-term investments consist of certificates of deposit with initial maturities of greater than three months when purchased that mature in less than one year from the balance sheet date. These investments, which were classified as available-for-sale within Level 1 of the fair value hierarchy, were carried at fair value, which approximated their historical cost at December 31, 2015 and 2014.

Fair value of financial instruments - As of December 31, 2015, the Company’s financial instruments include cash and cash equivalents, short-term and long-term investments, accounts receivable, accounts payable, contingent consideration liability and short-term debt. Due to the nature of these instruments, the Company’s carrying value approximates fair value. The carrying amount and estimated fair value of total long-term debt was $27.5 billion and $28.4 billion, respectively, as of December 31, 2015. The fair value of the Company’s long-term debt was estimated based on quoted rates currently offered in active markets for the Company’s debt, which is considered Level 1 of the fair value hierarchy. The Company had outstanding letters of credit, which guaranteed foreign trade purchases, with a fair value of $4 million as of December 31, 2015. There were no outstanding derivative financial instruments as of December 31, 2015 and 2014.

Foreign currency translation and transactions - For local currency functional currency, assets and liabilities are translated at end-of-period rates while revenues and expenses are translated at average rates in effect during the period. Equity is translated at historical rates and the resulting cumulative translation adjustments are included as a component of accumulated other comprehensive income (loss).

For U.S. dollar functional currency locations, foreign currency assets and liabilities are remeasured into U.S. dollars at end-of-period exchange rates, except for non-monetary balance sheet accounts, which are remeasured at historical exchange rates. Revenue and expense are remeasured at average exchange rates in effect during each period, except for those expenses related to the nonmonetary balance sheet amounts, which are remeasured at historical exchange rates. Gains or losses from foreign currency remeasurement are included in income.

Gains and losses arising from foreign currency transactions and the effects of remeasurements were not material for all periods presented.

Accounts receivable - Accounts receivable are stated net of an allowance for doubtful accounts. The accounts receivable balance primarily includes amounts due from third party providers (e.g., pharmacy benefit managers, insurance companies, governmental agencies and long-term care facilities), clients, members and private pay customers, as well as vendors and manufacturers. Charges to bad debt are based on both historical write-offs and specifically identified receivables.

The activity in the allowance for doubtful accounts receivable for the years ended December 31 is as follows:

In millions	2015	2014	2013
Beginning balance	$256	$256	$243
Additions charged to bad debt expense	216	185	195
Write-offs charged to allowance	(311)	(185)	(182)
Ending balance	$161	$256	$256

Inventories - All inventories are stated at the lower of cost or market. Prescription drug inventories in the RLS and PSS, as well as front store inventories in the RLS stores are accounted for using the weighted average cost method. See Note 2, "Changes in Accounting Principle." Physical inventory counts are taken on a regular basis in each retail store and long-term care pharmacy and a continuous cycle count process is the primary procedure used to validate the inventory balances on hand in each distribution center and mail facility to ensure that the amounts reflected in the accompanying consolidated financial statements are properly stated. During the interim period between physical inventory counts, the Company accrues for anticipated physical inventory losses on a location-by-location basis based on historical results and current trends.

Property and equipment - Property, equipment and improvements to leased premises are depreciated using the straight-line method over the estimated useful lives of the assets, or when applicable, the term of the lease, whichever is shorter. Estimated useful lives generally range from 10 to 40 years for buildings, building improvements and leasehold improvements and 3 to 10 years for fixtures, equipment and internally developed software. Repair and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated. Application development stage costs for significant internally developed software projects are capitalized and depreciated.

The following are the components of property and equipment at December 31:

In millions	2015	2014
Land	$1,635	$1,506
Building and improvements	3,168	2,828
Fixtures and equipment	10,001	8,958
Leasehold improvements	4,015	3,626
Software	2,217	1,868
	21,036	18,786
Accumulated depreciation and amortization	(11,181)	(9,943)
Property and equipment, net	$9,855	$8,843

The gross amount of property and equipment under capital leases was $528 million and $268 million as of December 31, 2015 and 2014, respectively. Accumulated amortization of property and equipment under capital lease was $97 million and $86 million as of December 31, 2015 and 2014, respectively. Amortization of property and equipment under capital lease is included within depreciation expense. Depreciation expense totaled $1.5 billion in 2015 and $1.4 billion in both 2014 and 2013.

Goodwill and other indefinitely-lived assets - Goodwill and other indefinitely-lived assets are not amortized, but are subject to impairment reviews annually, or more frequently if necessary. See Note 4 for additional information on goodwill and other indefinitely-lived assets.

Intangible assets - Purchased customer contracts and relationships are amortized on a straight-line basis over their estimated useful lives between 9 and 20 years. Purchased customer lists are amortized on a straight-line basis over their estimated useful lives of up to 10 years. Purchased leases are amortized on a straight-line basis over the remaining life of the lease. See Note 4 for additional information about intangible assets.

Impairment of long-lived assets - The Company groups and evaluates fixed and finite-lived intangible assets for impairment at the lowest level at which individual cash flows can be identified, whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If indicators of impairment are present, the Company first compares the carrying amount of the asset group to the estimated future cash flows associated with the asset group (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset group, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset group to the asset group’s estimated future cash flows (discounted and with interest charges). If required, an impairment loss is recorded for the portion of the asset group’s carrying value that exceeds the asset group’s estimated future cash flows (discounted and with interest charges).

Redeemable noncontrolling interest - As a result of the acquisition of Omnicare in August 2015, the Company obtained a 73% ownership interest in limited liability company (“LLC”). Due to the change in control in Omnicare, the noncontrolling member of the LLC had the contractual right to put its membership interest to the Company at fair value. Consequently, the noncontrolling interest in the LLC is recorded as a redeemable noncontrolling interest at fair value. In January 2016, as provided for in the LLC operating agreement, the noncontrolling shareholder of the LLC exercised its option to sell its ownership interest in the LLC to the Company. On February 8, 2016, in accordance with the terms of the LLC operating agreement, the Company purchased the noncontrolling interest in the LLC at an amount determined pursuant to the operating agreement that approximated its carrying value at December 31, 2015.

Below is a summary of the changes in redeemable noncontrolling interest for the year ended December 31, 2015:

In millions
Acquisition of noncontrolling interest	$39
Net income attributable to noncontrolling interest	1
Distributions	(1)
Balance, December 31, 2015	$39

Revenue Recognition

Pharmacy Services Segment - The PSS sells prescription drugs directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network. The PSS recognizes revenue from prescription drugs sold by its mail service dispensing pharmacies and under retail pharmacy network contracts where it is the principal using the gross method at the contract prices negotiated with its clients. Net revenues include: (i) the portion of the price the client pays directly to the PSS, net of any volume-related or other discounts paid back to the client (see “Drug Discounts” below), (ii) the price paid to the PSS by client plan members for mail order prescriptions (“Mail Co-Payments”) and the price paid to retail network pharmacies by client plan members for retail prescriptions (“Retail Co-Payments”), and (iii) administrative fees for retail pharmacy network contracts where the PSS is not the principal as discussed below. Sales taxes are not included in revenue.

Revenue is recognized when: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the seller’s price to the buyer is fixed or determinable, and (iv) collectability is reasonably assured. The following revenue recognition policies have been established for the PSS:

•
Revenues generated from prescription drugs sold by mail service dispensing pharmacies are recognized when the prescription is delivered. At the time of delivery, the PSS has performed substantially all of its obligations under its client contracts and does not experience a significant level of returns or reshipments.

•
Revenues generated from prescription drugs sold by third party pharmacies in the PSS’ retail pharmacy network and associated administrative fees are recognized at the PSS’ point-of-sale, which is when the claim is adjudicated by the PSS online claims processing system.

The PSS determines whether it is the principal or agent for its retail pharmacy network transactions on a contract by contract basis. In the majority of its contracts, the PSS has determined it is the principal due to it: (i) being the primary obligor in the arrangement, (ii) having latitude in establishing the price, changing the product or performing part of the service, (iii) having discretion in supplier selection, (iv) having involvement in the determination of product or service specifications, and (v) having credit risk. The PSS’ obligations under its client contracts for which revenues are reported using the gross method are separate and distinct from its obligations to the third party pharmacies included in its retail pharmacy network contracts. Pursuant to these contracts, the PSS is contractually required to pay the third party pharmacies in its retail pharmacy network for products sold, regardless of whether the PSS is paid by its clients. The PSS’ responsibilities under its client contracts typically include validating eligibility and coverage levels, communicating the prescription price and the co-payments due to the third party retail pharmacy, identifying possible adverse drug interactions for the pharmacist to address with the prescriber prior to dispensing, suggesting generic alternatives where clinically appropriate and approving the prescription for dispensing. Although the PSS does not have credit risk with respect to Retail Co-Payments or inventory risk related to retail network claims, management believes that all of the other applicable indicators of gross revenue reporting are present. For contracts under which the PSS acts as an agent, revenue is recognized using the net method.

Drug Discounts - The PSS deducts from its revenues any rebates, inclusive of discounts and fees, earned by its clients. Rebates are paid to clients in accordance with the terms of client contracts, which are normally based on fixed rebates per prescription for specific products dispensed or a percentage of manufacturer discounts received for specific products dispensed. The liability for rebates due to clients is included in “Claims and discounts payable” in the accompanying consolidated balance sheets.

Medicare Part D - The PSS, through its SilverScript subsidiary, participates in the federal government’s Medicare Part D program as a Prescription Drug Plan (“PDP”). Net revenues include insurance premiums earned by the PDP, which are determined based on the PDP’s annual bid and related contractual arrangements with the Centers for Medicare and Medicaid Services (“CMS”). The insurance premiums include a direct premium paid by CMS and a beneficiary premium, which is the responsibility of the PDP member, but which is subsidized by CMS in the case of low-income members. Premiums collected in advance are initially deferred in accrued expenses and are then recognized in net revenues over the period in which members are entitled to receive benefits.

In addition to these premiums, net revenues include co-payments, coverage gap benefits, deductibles and co-insurance (collectively, the “Member Co-Payments”) related to PDP members’ actual prescription claims. In certain cases, CMS subsidizes a portion of these Member Co-Payments and pays the PSS an estimated prospective Member Co-Payment subsidy amount each month. The prospective Member Co-Payment subsidy amounts received from CMS are also included in net revenues. SilverScript assumes no risk for these amounts. If the prospective Member Co-Payment subsidies received differ from the amounts based on actual prescription claims, the difference is recorded in either accounts receivable or accrued expenses.

The PSS accounts for CMS obligations and Member Co-Payments (including the amounts subsidized by CMS) using the gross method consistent with its revenue recognition policies for Mail Co-Payments and Retail Co-Payments (discussed previously in this document).

Retail/LTC Segment

Retail Pharmacy - The retail drugstores recognize revenue at the time the customer takes possession of the merchandise. Customer returns are not material. Revenue generated from the performance of services in the RLS’ health care clinics is recognized at the time the services are performed. Sales taxes are not included in revenue.

Long-term Care - Revenue is recognized when products are delivered or services are rendered or provided to the customer, prices are fixed and determinable, and collection is reasonably assured. A significant portion of our revenues from sales of pharmaceutical and medical products are reimbursed by the federal Medicare Part D program and, to a lesser extent, state Medicaid programs. Payments for services rendered to patients covered by these programs are generally less than billed charges. The Company monitors its revenues and receivables from these reimbursement sources, as well as other third party insurance payors, and record an estimated contractual allowance for sales and receivable balances at the revenue recognition date, to properly account for anticipated differences between billed and reimbursed amounts. Accordingly, the total net sales and receivables reported in the Company's consolidated financial statements are recorded at the amount expected to be ultimately received from these payors. Since billing functions for a portion of the Company's revenue systems are largely computerized, enabling on-line adjudication at the time of sale to record net revenues, the Company's exposure in connection with estimating contractual allowance adjustments is limited primarily to unbilled and initially rejected Medicare, Medicaid and third party claims (typically approved for reimbursement once additional information is provided to the payor). For the remaining portion of the Company's revenue systems, the contractual allowance is estimated for all billed, unbilled and initially rejected Medicare, Medicaid and third party claims. The Company evaluates several criteria in developing the estimated contractual allowances on a monthly basis, including historical trends based on actual claims paid, current contract and reimbursement terms, and changes in customer base and payor/product mix. Contractual allowance estimates are adjusted to actual amounts as cash is received and claims are settled, and the aggregate impact of these resulting adjustments was not significant to our results of operations for any of the periods presented.

Patient co-payments associated with Medicare Part D, certain state Medicaid programs, Medicare Part B and certain third party payors are typically not collected at the time products are delivered or services are rendered, but are billed to the individuals as part of our normal billing procedures and subject to our normal accounts receivable collections procedures.

Health Care Clinics - For services provided by our health care clinics, revenue recognition occurs for completed services provided to patients, with adjustments taken for third party payor contractual obligations and patient direct bill historical collection rates.

Loyalty Program - The Company’s customer loyalty program, ExtraCare®, is comprised of two components, ExtraSavingsTM and ExtraBucks® Rewards. ExtraSavings coupons redeemed by customers are recorded as a reduction of revenues when redeemed. ExtraBucks Rewards are accrued as a charge to cost of revenues when earned, net of estimated breakage. The Company determines breakage based on historical redemption patterns.

See Note 13 for additional information about the revenues of the Company’s business segments.

Cost of revenues

Pharmacy Services Segment - The PSS’ cost of revenues includes: (i) the cost of prescription drugs sold during the reporting period directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network, (ii) shipping and handling costs, and (iii) the operating costs of its mail service dispensing pharmacies and client service operations and related information technology support costs including depreciation and amortization. The cost of prescription drugs sold component of cost of revenues includes: (i) the cost of the prescription drugs purchased from manufacturers or distributors and shipped to members in clients’ benefit plans from the PSS’ mail service dispensing pharmacies, net of any volume-related or other discounts (see “Vendor allowances and purchase discounts” below) and (ii) the cost of prescription drugs sold (including Retail Co-Payments) through the PSS’ retail pharmacy network under contracts where it is the principal, net of any volume-related or other discounts.

Retail/LTC Segment - The RLS’ cost of revenues includes: the cost of merchandise sold during the reporting period and the related purchasing costs, warehousing and delivery costs (including depreciation and amortization) and actual and estimated inventory losses.

See Note 13 for additional information about the cost of revenues of the Company’s business segments.

Vendor allowances and purchase discounts

The Company accounts for vendor allowances and purchase discounts as follows:

Pharmacy Services Segment - The PSS receives purchase discounts on products purchased. The PSS’ contractual arrangements with vendors, including manufacturers, wholesalers and retail pharmacies, normally provide for the PSS to receive purchase discounts from established list prices in one, or a combination, of the following forms: (i) a direct discount at the time of purchase, (ii) a discount for the prompt payment of invoices, or (iii) when products are purchased indirectly from a manufacturer (e.g., through a wholesaler or retail pharmacy), a discount (or rebate) paid subsequent to dispensing. These rebates are recognized when prescriptions are dispensed and are generally calculated and billed to manufacturers within 30 days of the end of each completed quarter. Historically, the effect of adjustments resulting from the reconciliation of rebates recognized to the amounts billed and collected has not been material to the PSS’ results of operations. The PSS accounts for the effect of any such differences as a change in accounting estimate in the period the reconciliation is completed. The PSS also receives additional discounts under its wholesaler contracts if it exceeds contractually defined annual purchase volumes. In addition, the PSS receives fees from pharmaceutical manufacturers for administrative services. Purchase discounts and administrative service fees are recorded as a reduction of “Cost of revenues”.

Retail/LTC Segment - Vendor allowances received by the RLS reduce the carrying cost of inventory and are recognized in cost of revenues when the related inventory is sold, unless they are specifically identified as a reimbursement of incremental costs for promotional programs and/or other services provided. Amounts that are directly linked to advertising commitments are recognized as a reduction of advertising expense (included in operating expenses) when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of revenues over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of revenues on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying consolidated financial statements.

Insurance - The Company is self-insured for certain losses related to general liability, workers’ compensation and auto liability. The Company obtains third party insurance coverage to limit exposure from these claims. The Company is also self-insured for certain losses related to health and medical liabilities. The Company’s self-insurance accruals, which include reported claims and claims incurred but not reported, are calculated using standard insurance industry actuarial assumptions and the Company’s historical claims experience.

Facility opening and closing costs - New facility opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a facility, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense. The long-term portion of the lease obligations associated with facility closings was $217 million and $207 million in 2015 and 2014, respectively.

Advertising costs - Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding (included in operating expenses), were $221 million, $212 million and $177 million in 2015, 2014 and 2013, respectively.

Interest expense, net - Interest expense, net of capitalized interest, was $859 million, $615 million and $517 million, and interest income was $21 million, $15 million and $8 million in 2015, 2014 and 2013, respectively. Capitalized interest totaled $12 million, $19 million and $25 million in 2015, 2014 and 2013, respectively.

Shares held in trust - The Company maintains grantor trusts, which held approximately 1 million shares of its common stock at December 31, 2015 and 2014, respectively. These shares are designated for use under various employee compensation plans. Since the Company holds these shares, they are excluded from the computation of basic and diluted shares outstanding.

Accumulated other comprehensive income - Accumulated other comprehensive income (loss) consists of changes in the net actuarial gains and losses associated with pension and other postretirement benefit plans, losses on derivatives from cash flow hedges executed in previous years associated with the issuance of long-term debt, and foreign currency translation adjustments. The amount included in accumulated other comprehensive loss related to the Company’s pension and postretirement plans was $305 million pre-tax ($186 million after-tax) as of December 31, 2015 and $234 million pre-tax ($143 million after-tax) as of December 31, 2014. The net impact on cash flow hedges totaled $14 million pre-tax ($7 million after-tax) and $16 million pre-tax ($9 million after-tax) as of December 31, 2015 and 2014, respectively. Cumulative foreign currency translation adjustments at December 31, 2015 and 2014 were $165 million and $65 million, respectively.

Changes in accumulated other comprehensive income (loss) by component are shown below:

	Year Ended December 31, 2015(1)
In millions	Foreign Currency	Losses on Cash Flow Hedges	Pension and Other Postretirement Benefits	Total
Balance, December 31, 2014	$(65)	$(9)	$(143)	$(217)
Other comprehensive income (loss) before reclassifications	(100)	—	(56)	(156)
Amounts reclassified from accumulated other comprehensive income (2)	—	2	13	15
Net other comprehensive income (loss)	(100)	2	(43)	(141)
Balance, December 31, 2015	$(165)	$(7)	$(186)	$(358)

	Year Ended December 31, 2014(1)
	Foreign Currency	Losses on Cash Flow Hedges	Pension and Other Postretirement Benefits	Total
Balance, December 31, 2013	$(30)	$(13)	$(106)	$(149)
Other comprehensive income (loss) before reclassifications	(35)	—	—	(35)
Amounts reclassified from accumulated other comprehensive income (2)	—	4	(37)	(33)
Net other comprehensive income (loss)	(35)	4	(37)	(68)
Balance, December 31, 2014	$(65)	$(9)	$(143)	$(217)

(1)	All amounts are net of tax.

(2)
The amounts reclassified from accumulated other comprehensive income for cash flow hedges are recorded within interest expense, net on the consolidated statement of income. The amounts reclassified from accumulated other comprehensive income for pension and other postretirement benefits are included in operating expenses on the consolidated statement of income.

Stock-based compensation - Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as expense over the applicable requisite service period of the stock award (generally 3 to 5 years) using the straight-line method.

Variable Interest Entity - In July 2014, the Company and Cardinal Health, Inc. (“Cardinal”) established Red Oak Sourcing, LLC (“Red Oak”), a generic pharmaceutical sourcing entity in which the Company and Cardinal each own 50%. The Red Oak arrangement has an initial term of ten years. Under this arrangement, the Company and Cardinal contributed their sourcing and supply chain expertise to Red Oak and agreed to source and negotiate generic pharmaceutical supply contracts for both companies through Red Oak; however, Red Oak does not own or hold inventory on behalf of either company. No physical assets (e.g., property and equipment) were contributed to Red Oak by either company and minimal funding was provided to capitalize Red Oak.

The Company has determined that it is the primary beneficiary of this variable interest entity because it has the ability to direct the activities of Red Oak. Consequently, the Company consolidates Red Oak in its consolidated financial statements within the Retail/LTC Segment.

Cardinal is required to pay the Company 39 quarterly payments beginning in October 2014. As milestones are met, the quarterly payments increase. The Company received approximately $122 million and $26 million from Cardinal during the years ended December 31, 2015 and 2014, respectively. The payments reduce the Company’s carrying value of inventory and are recognized in cost of revenues when the related inventory is sold. Revenues associated with Red Oak expenses reimbursed by Cardinal for the years ended December 31, 2015 and 2014, as well as amounts due to or due from Cardinal at December 31, 2015 and 2014 were immaterial.

Related party transactions - The Company has an equity method investment in SureScripts, LLC (“SureScripts”), which operates a clinical health information network. The Pharmacy Services and Retail/LTC segments utilize this clinical health information network in providing services to its client plan members and retail customers. The Company expensed fees of approximately $50 million in the years ended December 2015 and 2014, and $48 million in the year ended December 31, 2013, for the use of this network. The Company’s investment in and equity in earnings of SureScripts for all periods presented is immaterial.

In connection with the acquisition of Omnicare in August 2015, the Company obtained an equity method investment in Heartland Healthcare Services (“Heartland”). Heartland operates several long-term care pharmacies in four states. Heartland paid the Company approximately $25 million for pharmaceutical inventory purchases during the period from August 18, 2015 to December 31, 2015. Additionally, the Company performs certain collection functions for Heartland and then passes those customer cash collections to Heartland. The Company’s investment in and equity in earnings of Heartland as of and for the year ended December 31, 2015 is immaterial.

In September 2014, the Company made a charitable contribution of $25 million to the CVS Foundation (formerly CVS Caremark Charitable Trust, Inc.) (the “Foundation”) to fund future giving. The Foundation is a non-profit entity that focuses on health, education and community involvement programs. The charitable contribution was recorded as an operating expense in the consolidated statement of income for the year ended December 31, 2014.

Income taxes - The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in the tax rates on deferred tax asset and liabilities is recognized in income in the period that includes the enactment date.

The Company recognizes net deferred tax assets to the extent that it believes these assets are more likely than not to be realized in making such a determination. The Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies, and results of recent operations. To the extent that the Company does not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is established.

The Company records uncertain tax positions on the basis of a two-step process whereby (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50% likely to be realized upon ultimate settlement with the related tax authority.

Interest and/or penalties related to uncertain tax positions are recognized in income tax expense.

Discontinued Operations - In connection with certain business dispositions completed between 1991 and 1997, the Company retained guarantees on store lease obligations for a number of former subsidiaries, including Linens ‘n Things which filed for bankruptcy in 2008. The Company's income from discontinued operations in 2015 of $9 million, net of tax, was related to the release of certain store lease guarantees due to a settlement with a landlord. The Company’s loss from discontinued operations includes lease-related costs which the Company believes it will likely be required to satisfy pursuant to its Linens ‘n Things lease guarantees.

Below is a summary of the results of discontinued operations for the years ended December 31:

In millions	2015	2014	2013
Income from discontinued operations	$15	$(1)	$(12)
Income tax expense	(6)	—	4
Income from discontinued operations, net of tax	$9	$(1)	$(8)

Earnings per common share - Earnings per share is computed using the two-class method. Options to purchase 2.7 million, 2.1 million and 6.2 million shares of common stock were outstanding as of December 31, 2015, 2014 and 2013, respectively, but were not included in the calculation of diluted earnings per share because the options’ exercise prices were greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

New Accounting Pronouncement - In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). ASU No. 2014-09 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. This new guidance is expected to be effective for annual reporting periods (including interim reporting periods within those periods) beginning January 1, 2018; early adoption in 2017 is permitted. Companies have the option of using either a full retrospective or a modified retrospective approach to adopt the guidance. This update could impact the timing and amounts of revenue recognized. The Company is currently evaluating the effect that implementation of this update will have on its consolidated financial position and results of operations upon adoption, as well as the method of transition and required disclosures.

In April 2015, the FASB issued ASU No. 2015-03, Simplifying the Presentation of Debt Issuance Costs (Topic 835-30). ASU No. 2015-03 requires the presentation of debt issuance costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of such costs are required to be reported as interest expense, which is consistent with the Company’s current policy. This change conforms the presentation of debt issuance costs with that of debt discounts. The ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2015; early adoption is permitted. The guidance is required to be applied retrospectively to all prior periods. The Company has early adopted this standard as of June 30, 2015. The effect of the adoption of ASU 2015-03 on the Company’s consolidated balance sheet is a reduction of noncurrent assets and long-term debt of $65 million as of December 31, 2014. The following is a reconciliation of the effect of this reclassification on the Company’s consolidated balance sheet as of December 31, 2014:

In millions	As Previously Reported	Adjustments	As Revised
Other assets	$1,510	$(65)	$1,445
Total assets	74,252	(65)	74,187
Long-term debt	11,695	(65)	11,630
Total liabilities and shareholders’ equity	74,252	(65)	74,187

In September 2015, the FASB issued ASU No. 2015-16, Simplifying the Accounting for Measurement-Period Adjustments. ASU No. 2015-16 requires that an acquirer recognize adjustments to provisional amounts that are identified during the measurement period after an acquisition within the reporting period they are determined. This is a change from the previous requirement that the adjustments be recorded retrospectively. The ASU also requires disclosure of the effect on earnings of changes in depreciation, amortization or other income effects, if any, as a result of the adjustment to the provisional amounts, calculated as if the accounting had been completed at the acquisition date. The ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2015; early adoption is permitted. The Company has early adopted the ASU as of September 30, 2015. The adoption did not have a material effect on the Company's consolidated financial statements.

In November 2015, the FASB issued ASU No. 2015-17, Income Taxes (Topic 740). ASU No. 2015-17 simplifies the presentation of deferred income taxes by requiring that deferred tax assets and liabilities be classified as non-current in the statement of financial position. This ASU may be applied either prospectively to all deferred tax assets and liabilities, or retrospectively to all periods presented for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2016. The change will require additional disclosure based on the method of adoption. Had the Company adopted this ASU, current deferred income taxes, total current assets, total assets and total liabilities would have been approximately $1.2 billion and $1.0 billion lower as of December 31, 2015 and 2014, respectively.